UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                                November 15, 2015

     MANAGED FUTURES PREMIER AVENTIS II L.P.
 (Exact name of registrant as specified in its charter)

New York	000-52602	20-2718952
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                                                     (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The registrant does not have a board of directors.  The registrant’s general partner, Ceres Managed Futures LLC (the “General Partner”), is managed by a board of directors.
Effective November 15, 2015, Edmond Moriarty was appointed a director of the General Partner.
Effective as of the same date, Jeremy Beal, Alper Daglioglu, Harry Handler and Colbert Narcisse no longer serve as directors of the General Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER AVENTIS II L.P.

By: Ceres Managed Futures LLC, General Partner

By /s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  November 19, 2015